                                                                   EXHIBIT 10.42

                                 FCN HOLDING, INC.
                           10201 West Pico Boulevard
                         Los Angeles, California 90035

                              September 26, 1996



Allen & Company Incorporated
711 Fifth Avenue
New York, New York 10022

Attention: Stanley S. Shuman, Executive Vice President

Gentlemen:

     The purpose of this letter agreement (the "Agreement") is to confirm our understanding and agreement with respect to your financial advisory and investment banking fees for services rendered to the parties in connection with structuring, negotiation, formation and capitalization of Fox Kids Worldwide, L.L.C., a Delaware limited liability company ("Fox Kids").

     We hereby confirm our mutual agreement, as follows:

1.   Defined Terms. All terms which are defined in that certain Strategic
     -------------
Stockholders Agreement dated as of December 22, 1995 by and among Saban Entertainment, Inc., a Delaware close corporation ("SEI"), Haim Saban ("Saban"), the other "SEI Stockholders" (as therein defined), Fox Broadcasting Company, a Delaware corporation ("FBC"), FCN Holding, Inc., a Delaware close corporation (the "Company") and FCNH Sub, Inc., a Delaware close corporation ("FCNH Sub") (as amended by Amendment No. 1 and Amendment No. 2 thereto, and as the same may hereafter from time to time be amended, the "Strategic Stockholders Agreement") and which are not defined in this Agreement shall have the same meanings when used herein.

2.   Issuance of Common Stock in Satisfaction of Fees.
     ------------------------------------------------

     (a) Financial Advisory Services. Allen & Company Incorporated, a New
         ---------------------------
York corporation ("Allen"), has heretofore been engaged to provide financial advisory services and other investment banking services in connection with the structuring, negotiation, formation and capitalization of Fox Kids (individually and collectively, the "Financial Advisory Services").

     (b) Issuance and Delivery of Shares. As full compensation for the
         -------------------------------
Financial Advisory Services, on the terms and subject to the conditions set forth in this Agreement, concurrent with the execution and delivery of this Agreement by the parties hereto, and the concurrent execution and delivery of the "Other Agreements," as provided in Section 4(b) of this Agreement, the Company has issued and sold to Allen 16 16/99 shares (the "Shares") of the Common Stock, without par value, of the Company; receipt of the Shares is hereby acknowledged by Allen. The Company hereby acknowledges that Stanley S. Shuman, an employee of Allen ("Shuman"), is to contemporaneously receive a beneficial interest in a portion of the shares from Allen. Allen shall hold such portion of the shares as nominee for and representative of Shuman, subject to the terms of this Agreement and the Other Agreements.

3.  Representations and Warranties.
    ------------------------------

     (a)  By the Company. The Company represents and warrants to Allen that
          --------------
the following statements are true and correct as of the date hereof:

          (i)   Corporate Action; Authorization.  The Company has all requisite
                -------------------------------
corporate power and authority, and has taken all necessary action, to enter into and perform all of its obligations under this Agreement and the Other Agreements to which it is a party, and to issue and deliver the Shares. This Agreement and the Other Agreements to which the Company is a party have each been duly authorized, executed and delivered by the Company, and each constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms. The Shares have been duly and validly issued, and are fully paid and non-assessable.

          (ii)  Outstanding Common Stock.  The Company is authorized by its
                ------------------------
certificate of incorporation, as amended, to issue 1,000 shares of Common Stock, without par value (the "Common Stock"), and at the date of and immediately prior to the execution and delivery of this Agreement, 800 shares of the Common Stock were issued and outstanding.

          (iii) No Violation.  The execution and delivery of this Agreement
                ------------
and each of the Other Agreements to which it is a party by the Company and the performance by the Company of its obligations hereunder and thereunder does not and will not (A) violate, conflict with, or constitute or result in a breach of, any term, condition or provision of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default), or result in the creation of any Lien upon any of its assets under the certificate of incorporation or by-laws of the Company, or any mortgage, indenture, loan or credit agreement or any other agreement or instrument to which the Company is a party, or pursuant to which it is the direct or indirect obligor, or by which any of the Company's properties are bound or affected; (B) violate any law, regulation, judgment, injunction, order or decree binding upon the Company; (C) result in the loss of any license, franchise, permit, legal privilege or legal right enjoyed or possessed by the Company; or (D) require the consent of any third party (including a governmental entity), other than those consents which have already been obtained.

          (iv)  No Distributions. Since December 22, 1995, except as provided in
                ----------------
or contemplated by the Strategic Stockholders Agreement or the other Alliance Agreements, and except for the distribution on September 26, 1996, by the Company to Fox Broadcasting Sub, Inc., a Delaware corporation ("Fox Broadcasting Sub"), of all of the Company's right, title and interest in and to that certain Stock Ownership Agreement, neither the Company nor SEI has declared or paid any dividend or made any distributions on or with respect to its capital stock; or redeemed, purchased or otherwise acquired any of its capital stock.

     (b)  By Allen. Allen represents and warrants to the Company that the
          --------
following statements are true and correct as of the date hereof:

          (i)   Corporate Action; Authorization.   Allen has all requisite
                -------------------------------
corporate power and authority, and has taken all necessary action, to enter into and perform all of its obligations under this Agreement and the Other Agreements. This Agreement and each of the Other Agreements have been duly authorized, executed and delivered by Allen and each constitutes the legal, valid and binding agreement of Allen, enforceable against Allen in accordance with its terms.

          (ii)  No Violation.  The execution and delivery by Allen of this
                ------------
Agreement and the Other Agreements, and the performance by Allen of its obligations hereunder and thereunder does not and will not (A) violate, conflict with, or constitute or result in a breach of, any term, condition or provision of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default), or result in the creation of any Lien upon any of its assets under the certificate or articles of incorporation or by-laws or other charter documents of Allen, or any mortgage, indenture, loan or credit agreement or any other agreement or instrument to which Allen is a party, or pursuant to which it is the direct or indirect obligor, or by which any of Allen's properties are bound or affected; (B) violate any law, regulation, judgment, injunction, order or decree binding upon Allen; (C) result in the loss of any license, franchise, permit, legal privilege or legal right enjoyed or possessed by Allen; or

(D) require the consent of any third party (including a governmental entity).

          (iii) Brokers, etc.  Allen has not incurred, directly or indirectly,
                -------------
any obligation or liability for brokers' or finders' fees, agents' commissions or other similar charges in connection with this Agreement or the Other Agreements or any of the transactions contemplated hereby or thereby; and, without limiting the generality of the foregoing, none of the officers, directors or employees of Allen, except Shuman, have any right to receive a beneficial interest in any of the Shares, or otherwise to participate in Allen's investment in the Company.

     (c)  By Allen and Shuman. Allen and Shuman each, severally and not
          -------------------
jointly, represents and warrants to the Company that the following statements are true and correct as of the date hereof:

          (i)   Investment.  Allen and Shuman each acknowledges that the Shares
                ----------
have not been registered under the Securities Act of 1933, as amended (the "Securities Act") nor qualified under any state securities or "Blue Sky" law, on the basis that no distribution or public offering of the Shares is to be effected, and in this connection the Company is relying in part on the representations of Allen and Shuman. Allen and Shuman each further represents and warrants to the Company that:

                (A) Investment Intent.  The Shares are being acquired by Allen
                    -----------------
          and Shuman each solely for its and his own account, for investment purposes only, and with no present intention of distributing, selling or otherwise transferring or disposing of the Shares.

                (B) Access.   Allen and Shuman each has had, during the course
                    ------
          of this transaction and prior to its execution of this Agreement and the Other Agreements, the opportunity to ask questions of, and receive answers from, the Company and its management, Fox Kids and its management, and SEI and its management, concerning the Company, Fox Kids and SEI, their respective businesses, operations and financial condition, and the terms and conditions of this Agreement and the Other Agreements. Allen and Shuman each acknowledges that it or its representatives and he have received all such information as it and he considers necessary for evaluating the risks and merits of acquiring the Shares and for verifying the accuracy of any information furnished to it and him or to which it and he has had access, and that Allen and Shuman each has entered into this Agreement on the basis of its and his own judgment and analysis of the Company and the transaction.

                (C) Illiquidity.  Allen and Shuman each understands that there
                    -----------
          is no public market for the Shares or for any securities which may be issued for the Shares pursuant to the Other Agreements, and that there may never be such a public market, and that even if a market develops Allen and Shuman may never be able to sell or dispose of the Shares or such other securities and may thus have to bear the risk of its and his investment for a substantial period of time, or forever.

                (D) Accredited Investor.  Allen and Shuman each is an
                    -------------------
          "accredited investor" for purposes of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.

          (iv) Transfer Restrictions.   Allen and Shuman each is aware that the
               ---------------------
Company is a Delaware statutory close corporation, and that significant restrictions exist under that law, this Agreement and the Other Agreements with respect to any sale, transfer, assignment, pledge, hypothecation or other disposition (with or without consideration) of the Shares, and Allen and Shuman each agrees that it and he will abide by all such restrictions.

4.   Concurrent Actions.      Concurrent with the execution and delivery of this
     ------------------
Agreement:

     (a) Amendment No. 2 to Strategic Stockholders Agreement. Allen, the
         ---------------------------------------------------
Company, and each other party to the Strategic Stockholders Agreement have executed and delivered among themselves counterparts of an Amendment No. 2 to Strategic Stockholders Agreement (the "Amendment"), in the form of Exhibit "A" to this Agreement.

     (b) Amendment No. 1 to Registration Agreement. Allen, the Company, FBC, Fox
         -----------------------------------------
Broadcasting Sub, Saban and the other SEI Stockholders have executed and delivered among themselves counterparts of an Amendment No. 1 to Registration Agreement (the "Registration Agreement Amendment"), in the form of Exhibit "B" to this Agreement. As used in this Agreement, the Strategic Stockholders Agreement, as amended by the Amendment, and the "Registration Agreement," as defined in the Amendment, and as amended by the Registration Agreement Amendment, as such documents may hereafter from time to time be further amended, are collectively referred to as the "Other Agreements."

     (c) Amendment No. 1 to Stock Ownership Agreement. Saban, Fox Broadcasting
         --------------------------------------------
Sub and FBC have executed and delivered among themselves counterparts of an Amendment No. 1 to Stock Ownership Agreement, in the form of Exhibit "C" to this Agreement (such agreement, as so amended, and as the same may from time to time hereafter be further amended, the "Stock Ownership Agreement").

     (d) Side Letter.  Shuman, Allen, the Company and each other party to the
         -----------
Other Agreements have executed and delivered among themselves counterparts of a Side Letter, in the form of Exhibit "D" to this Agreement, amending the Other Agreements and reflecting that Allen holds a portion of the Shares as nominee for and representative of Shuman and that Shuman as beneficial owner of a portion of the Allen Shares has the same rights and is subject to the same obligations with respect to the shares beneficially owned by him as Allen is under the Other Agreements; and that all references to "Allen" in this Agreement and each of the Other Agreements shall include Shuman with respect to the Shares beneficially owned by Shuman.

5.   Release.
     -------

     (a)  Release by Allen. Allen hereby releases and forever discharges (i) the
          ----------------
Company, (ii) Fox Kids, (iii) The News Corporation Limited, and each of its direct and indirect Affiliates and (iv) SEI, and each of its stockholders (including Saban), and each of their respective officers, directors and Affiliates (collectively, the "Releasees"), and each of them, from and with respect to (x) any and all contractual or other obligations or liabilities which Releasees or any of them may have to Allen, and (y) any and all liabilities, claims, accounts and causes of action, whether known or unknown, which Allen now owns or holds, or has at any time heretofore owned or held, against the Releasees, or any of them, (collectively, the "Released Obligations and Claims"), in each case to the extent, and only to the extent, that such Released Obligations and Claims relate to or arise out of the Financial Advisory Services, or any of the transactions which are or were the subject of, or are or were contemplated by, the Strategic Stockholders Agreement, or any of the Alliance Agreements; and without limiting the generality of the foregoing, any and all agreements (other than the Other Agreements) between Allen and either SEI or any of the SEI Stockholders (including Saban) are hereby terminated, and shall be without any further force or effect.

     (b)  Waiver.  As further consideration and inducement for the execution of
          ------
this Agreement, Allen hereby waives and relinquishes any and all rights and benefits pertaining to the Released Obligations and Claims under the provisions of California Civil Code Section 1542, which provides as follows:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

     (c) No Assignment.  Allen represents and warrants that it has made no
         -------------
assignment of any Released Obligations or Claims. Allen agrees to indemnify and hold the Company harmless against any such assignments.

6.   Further Agreements of Allen.
     ---------------------------

     (a)  Call Option.
          -----------

          (i) In consideration for the issuance and delivery of the Shares to Allen, Allen grants to the Company the right and option (the "Allen Shares Call Option"), but not the obligation, to purchase, following the occurrence of either of the "Triggering Events" described in subsection 6(a)(ii), below, (x) with respect to the Triggering Event set forth in subsection 6(a)(ii)(x) below, all, and not less than all, of the Shares owned by Allen or any of its transferees (including, without limitation, Saban but excluding FBC or Fox Broadcasting Sub); and (y) with respect to the Triggering Event set forth in subsection 6(a)(ii)(y), below, all Shares of the Successor Entity which, pursuant to Section 6(b) of the Strategic Stockholders Agreement, are deemed to be Allen Shares and which are owned by Allen or any of its transferees (other than FBC or Fox Broadcasting Sub or Saban and excluding Shares transferred pursuant to Section 3(a)(i) or 3(a)(ii) of the Strategic Stockholders Agreement); (the Shares subject to the Allen Shares Call Option are referred to herein as the "Allen Option Shares") for the per share cash purchase price determined pursuant to subsection 6(a)(iii), below, by delivering written notice of its election to Allen not later than 10 business days prior to the date of closing determined pursuant to subsection 6(a)(iv), below.

          (ii) The "Triggering Events" shall be as follows:

                    (x) the exercise of the "Call Option" pursuant to the Stock Ownership Agreement; or

                    (y) unless the Call Option is subsequently exercised, the exercise of the "Put Option" pursuant to Section 7 of the Strategic Stockholders Agreement.

          (iii) The per share purchase price payable for the Allen Option Shares upon the exercise of the Allen Shares Call Option shall be equal to:

          (A) if the Effective Date is prior to the Initial Public Offering, an amount equal to 50% of the Fair Market Value as of the Effective Date of the Company and SEI and their respective subsidiaries and other consolidated or owned operations, as such Fair Market Value has been determined with respect to the concurrent sale of the SEI Option Shares under subsection 7(c)(i)(A) of the Strategic Stockholders Agreement or subsection 1.2(i) of the Stock Ownership Agreement, whichever shall be applicable to such concurrent sale (the "Applicable Agreement"), divided by the sum of (I) the number of shares of Common Stock then outstanding (excluding the Later Issued FCNH Shares) plus (II) 50% of the number of
                                              ----
     Later Issued Shares then outstanding; or

          (B) if the Effective Date is on or subsequent to the Initial Public Offering, an amount equal to the Fair Market Value of the Successor Entity, as such Fair Market Value has been determined with respect to the concurrent sale of the SEI Option Shares under subsection 7(c)(i)(B) of the Strategic Stockholders Agreement or subsection 1.2(ii) of the Stock Ownership Agreement, whichever shall be the Applicable Agreement, divided by the number of shares of Common Stock of the Successor Entity then issued and outstanding (and if there is more than one class of common stock of the Successor Entity, the divisor shall be adjusted to include on an equitable basis all then outstanding shares of all classes of common stock).

Allen acknowledges and agrees that Saban and Fox Broadcasting Sub, or Saban and FBC, as applicable, will have the absolute and unconditional right, in connection with the purchase and sale of the SEI Option Shares, to determine among themselves the Fair Market Value upon which the per share purchase price applicable to the Allen Option Shares will be determined; that in making such determination, none of Saban, Fox Broadcasting Sub or FBC, as applicable, will have any duty or obligation to consider the impact of such determination upon Allen; that Allen will not have the right or power to participate in any such determination; and that Allen forever waives any right which it may have, at law or in equity, to challenge any such determination.

          (iv) The closing of the purchase and sale of the Allen Option Shares shall take place at the same time and place as has last been set by Saban and FBC (or Saban and Fox Broadcasting Sub, as applicable) for the closing of the purchase and sale of the SEI Option Shares under the Applicable Agreement; and the Company shall advise Allen in writing of such time and location. At the closing, each of the holders of the Allen Option Shares shall deliver to the

Company documents of transfer in form and substance reasonably acceptable to the Company and its counsel, necessary to vest in the Company good and marketable title to the Allen Option Shares so sold by the holder thereof, free and clear of any and all Liens, other than those imposed under or pursuant to this Agreement or the Other Agreements, against delivery by the Company of the purchase price therefore, payable, at the election of the Company, by either (x) bank cashiers' checks in immediately available funds payable to the order of the selling holders, or (y) wire transfer of immediately available funds to an account or accounts designated by the selling holders.

          (v) If any securities of the Company are at any time issued to Allen with respect to the Shares, whether by stock split, stock dividend or otherwise, or if the Shares are exchanged for securities of the Successor Entity pursuant to the provisions of the Strategic Stockholders Agreement, or otherwise, all of such securities shall be considered "Shares" for purposes of this Section 6(a), and shall be subject to the Allen Shares Call Option herein provided.

     (b)  Confidentiality.
          ---------------

     (i)  As used in this Section 6(b):

          "Confidential Information" means all oral, written or recorded
           ------------------------
     information about or related to the Company, Fox Kids, SEI, or any of its or their subsidiaries or other controlled Affiliates, (or any controlling persons or other Affiliates, to the extent such information relates to the Company, Fox Kids, SEI or any of their respective subsidiaries or controlled Affiliates) (individually and collectively, the "Disclosing Party") or its or their properties, including any intellectual property, technology, procedures, strategies, assets, liabilities, business or prospective or planned business or business activities, which is at any time furnished to Allen or any of its "Representatives" (as defined below), directly or indirectly, by the Disclosing Party, its officers, directors, employees, agents or controlling persons, or any of them, whether furnished before or after the date of this Agreement, and regardless of the manner in which it is or was furnished, together with those portions of any summaries, extracts, analyses, compilations, studies or other documents or records prepared by Allen or its Representatives which contain, reflect or are generated from such information, and includes such information regardless of whether explicitly identified as, or known to Allen or such Representatives to be, confidential, but does not include information which (x) is or becomes generally available to the public other than as a result of a disclosure directly or indirectly by Allen or any of Allen's Representatives, (y) was or hereafter is independently acquired or developed by Allen or its Representatives without breach of this Section 6(b), or (z) was or becomes available to Allen or its Representatives on a non-confidential basis from any Person other than the Disclosing Party, its officers, directors, employees, agents, controlling persons or advisors, who to the actual knowledge of Allen was not then either bound by a confidentiality agreement with the Disclosing Parties, or any of them, or otherwise prohibited from transmitting the information to Allen.

          "Representatives" includes all Persons who receive or otherwise come
           ---------------
     into the possession of Confidential Information as a result of their employment or engagement by Allen, or any of Allen's controlling Persons.

     (ii) (x) Except with the prior written consent of the Disclosing Party, Allen agrees to keep all Confidential Information confidential and not to disclose any Confidential Information to any Person other than its Representatives, and then only to the extent that such Persons have a need to know the Confidential Information disclosed to them for purposes relating to this Agreement; and to use the Confidential Information solely for purposes related to this Agreement.

               (y) If Allen or any of its Representatives are requested pursuant to, or required by, applicable law or regulation or by legal process to make any disclosure otherwise prohibited under this Section 6(b), Allen agrees to provide the Disclosing Party with prompt written notice of such requests or requirements prior to disclosure so that (A) the Disclosing Party (with Allen's reasonable cooperation) may seek an appropriate protective order or other remedy, or (B) Allen and the Disclosing Party can seek in good faith to agree on the appropriate scope and approach to disclosure. If a protective or other remedy is not obtained, Allen agrees to furnish only that portion of the Confidential Information which Allen is legally compelled to disclose, and to use its best efforts to obtain confidential treatment for the Confidential Information actually disclosed.

     (iii) Allen shall inform its Representatives of the confidential nature of the Confidential Information, and shall direct its Representatives to comply with this Section 6(b), and Allen will not, directly or indirectly, hereafter furnish any Confidential Information to any Representative unless and until it has agreed to so comply. Allen agrees to be responsible for any disclosure or misuse of any Confidential Information by any of its Representatives, and shall take any action, through legal process or otherwise, necessary to ensure their compliance with this Section 6(b).

     (c) Stock Ownership Agreement.  Allen hereby confirms that Allen shall have
         -------------------------
no interest in, nor rights under, the Stock Ownership Agreement.

7.   Miscellaneous.
     -------------

     (a) Interpretation.  In this Agreement, headings are for convenience only
         --------------
and shall not affect interpretation, and except to the extent that the context otherwise requires: (i) references to any legislation or to any provision of any legislation include any modification or re-enactment of, or any legislative provision substituted for, and all statutory instruments issued under, such legislation or such provision; (ii) words denoting the singular include the plural and vice versa; (iii) words denoting individuals include corporations and other Persons and vice versa; (iv) words denoting any gender include all genders; (v) references to any document, agreement or other instrument (including this Agreement) include references to such document, agreement or other instrument as amended, novated, supplemented or replaced from time to time; (vi) references to clauses, sub-clauses, sections, sub-sections and Exhibits are to clauses, sub-clauses, sections, sub-sections and Exhibits of this Agreement; (vi) "or" is not exclusive; (viii) references to any party to this Agreement or any other document, agreement or other instrument include its successors or permitted assigns; and (ix) "writing" and cognate expressions include all means of reproducing words in a tangible and permanently visible form.

     (b) Third Party Beneficiaries.  The parties to this Agreement acknowledge
         -------------------------
and agree that this Agreement, and each of the representations, warranties, covenants, releases and waivers of Allen herein set forth, are intended to be for the benefit of, and shall be directly enforceable by, Fox Kids, SEI, Saban and the Other SEI Stockholders and each of the other parties signatory to the Alliance Agreements, or any of them.

     (c) Right and Power of Saban and FBC; Irrevocable Proxy.  Allen, which is a
         ---------------------------------------------------
recognized expert in investment banking and financial advisory services, acknowledges and agrees (i) that the Shares represent a small minority interest in the Company, and that FBC, as the owner of substantially all of the Common Stock of the Company, will be in a position to control the election of Directors, amendments to the Company's charter documents, and all other transactions requiring the vote of the Company's stockholders; (ii) that the Strategic Stockholders Agreement, the Registration Agreement and the other Alliance Agreements may each be amended or modified in any respect or particular without the prior consent or approval of Allen; and
(iii) that, as a result of the irrevocable proxy coupled with an interest which Allen has concurrently granted to Saban and FBC, Allen will not have the right or power to vote against the Reorganization, and will thus not be entitled to appraisal rights with respect to the Reorganization; and that Allen, by entering into this Agreement, hereby waives, to the maximum extent permitted by law, any right which it may have to object thereto.

     (d) Rights Personal to Saban.  Each and every right and obligation which
         ------------------------
refers to "Saban" is personal to Saban; and thus, without the prior written consent of Saban and the Company, other than as provided in this Agreement, none of such rights or obligations may be assigned, delegated or transferred to any other Person; provided that in the event of the incompetency or death of Saban,
              --------
all rights granted to Saban hereunder shall be exercisable by his conservator, executor or administrator, or by a single Person from time to time designated by SEI Stockholders then holding a majority of the then outstanding shares of SEI Common Stock held by all SEI Stockholders.

     (e) Notices.  All notices, demands or other communications hereunder shall
         -------
be in writing and shall be deemed to have been duly given (i) if delivered in person, upon delivery thereof, or (ii) if mailed, certified first class mail, postage prepaid, with return receipt requested, on the fifth day after the mailing, or (iii) if sent by telex or facsimile transmission, with a copy mailed on the same day in the manner provided in (ii) above, when transmitted and receipt is confirmed by telephone or telex or facsimile response, or (iv) if otherwise actually delivered, when delivered:

                   (x)  If to the Company:

                        FCN Holding, Inc.
                        10201 West Pico Boulevard
                        Los Angeles, California 90035
                        Attention:  Chase Carey
                        Fax: (310)  369-1203

                        With a copy to:

                        Jay Itzkowitz, Esq.
                        Fox Inc.
                        10201 West Pico Boulevard
                        Los Angeles, California 90035
                        Fax:  (310) 369-2572

                   (y)  If to Saban:

                        Haim Saban
                        Saban Entertainment, Inc.
                        10960 Wilshire Boulevard
                        Los Angeles, CA 90024
                        Fax:  (310) 235-5108

                        With a copy to:

                        Matthew G. Krane, Esq.
                        2051 Hercules Drive
                        Los Angeles, CA 90046
                        Fax:  (213) 851-1178

                        and with a copy to:

                        Troop Meisinger Steuber & Pasich, LLP
                        10940 Wilshire Boulevard, Suite 800
                        Los Angeles, California 90024
                        Attention:  Richard E. Troop, Esq.
                        Fax: (310) 443-8503

                   (z)  if to Allen:

                        Allen & Company Incorporated
                        711 Fifth Avenue
                        New York, New York 10022
                        Attention:      Stanley S. Shuman
                                        Executive Vice President
                        Fax: (212) 832-8023

                        and with a copy to:

                        Allen & Company Incorporated
                        711 Fifth Avenue
                        New York, New York 10022
                        Attention:  William Leimkuhler, Esq.
                        Fax:  (212)832-8023

or at such other address or addresses as may have been furnished by such Person in like manner to the other parties.

     (f) Severability.  Should any Section or any part of a Section within this
         ------------
Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other Section or part of a Section in this Agreement.

     (g) Governing Law.  THE TERMS OF THIS AGREEMENT SHALL BE GOVERNED BY AND
         -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE WITHIN, AND TO BE PERFORMED WITHIN, SUCH STATE, EXCLUDING CHOICE OF LAW PRINCIPLES OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

     (h) No Adverse Construction.  The rule that a contract is to be construed
         -----------------------
against the party drafting the contract is hereby waived, and shall have no applicability in construing this Agreement or the terms of this Agreement.

     (i) Counterparts.  This Agreement may be executed in one or more
         ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     (j) Costs and Attorneys' Fees.  In the event that any action, suit, or
         -------------------------
other proceeding is instituted concerning or arising out of this Agreement, the prevailing party shall recover all of such party's costs, and attorneys' fees incurred in each and every such action, suit, or other proceeding, including any and all appeals or petitions therefrom. As used herein, "attorneys' fees" shall mean the full and actual costs of any legal services actually rendered in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services, and shall not be limited to "reasonable attorneys' fees" as defined by any statute or rule of court.

     (k) Successors and Assigns.  Except as otherwise provided in this
         ----------------------
Agreement, all rights, covenants and agreements of the parties contained in this Agreement shall be binding upon and inure to the benefit of their respective successors and permitted assigns. Except as otherwise specifically set forth herein, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties to this Agreement or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     (l) Amendments and Waivers.  Neither this Agreement nor any term hereof may
         ----------------------
be changed, waived, discharged or terminated orally or in writing, except that any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of Allen, the Company, Saban and FBC; provided, however, that no such amendment or
                                   --------  -------
waiver shall extend to or affect any obligation not expressly waived or impair any right consequent therein. No delay or omission to exercise any right, power or remedy accruing to any party hereto shall impair any such right, power or remedy of such party nor be construed to be a waiver of any such right, power or remedy nor constitute any course of dealing or performance hereunder.

     (m)  Entire Agreement.  This Agreement, the attached Exhibits and the other
          ----------------
Agreements, and the agreements referred to herein and therein, together contain the entire understanding of the parties, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to herein. No party to this Agreement makes any representation or warranty except as expressly set forth herein.

     (n)  Specific Performance and Other Remedies.  The parties hereto
          ---------------------------------------
acknowledge and agree that the Shares are unique, and that the parties will have no adequate remedy at law should any party hereto breach the provisions of
Section 6(a) or 6(b). In the event of the refusal or failure of any party hereto fully to comply with any of those provisions, the other parties, and each of them, shall have the right, in addition to any other rights and remedies which it or they may have hereunder, to specific performance, or other appropriate injunctive relief with respect thereto. In no event shall any party to any such proceeding urge or raise as a defense in any such action that an adequate remedy at law exists.

     (o)  Agreement to Perform Required Acts.  Each party hereto agrees to
          ----------------------------------
perform any further acts and to execute and deliver any further documents that may be reasonably necessary to carry out the provisions hereof, that may be required to secure performance of any party's duties hereunder or that may be required to assure the legal and binding effect of the provisions hereof.

     (p)  Consent to Jurisdiction; Forum Selection. Any actions, suits or
          ----------------------------------------
proceedings instituted in connection with this Agreement or the performance by the parties of their obligations hereunder shall be instituted and maintained exclusively in the Superior Court for the State of California, County of Los Angeles or in the United States District Court for the Central District of California. By execution and delivery hereof, each party hereto hereby consents, for itself and in respect of its property, to the jurisdiction of the aforesaid courts solely for the purpose of adjudicating its rights or obligations under, or any disputes involving, this Agreement or any document related hereto. Each party hereto hereby irrevocably waives, to the extent permitted by applicable law, any objection, including, without limitation, any objection that the other corporate party or parties lack the capacity to sue or defend based upon its or their lack of a certificate of qualification to conduct intrastate business in

California, and any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any
----- --- ----------
action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto.

     (q) Legends.  Allen hereby agrees that each certificate or other writing
         -------
evidencing any of the Shares, shall be stamped or otherwise imprinted with legends, either on the face of such certificate, or on the reverse of such certificate, with reference thereto appearing on the face of such certificate, in substantially the following form:

     [DESCRIBE THE SHARES] REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION TO PURCHASE UNDER THAT CERTAIN AGREEMENT DATED AS OF SEPTEMBER 26, 1996, BY AND AMONG THE RECORD HOLDER OF THE SECURITIES SUBJECT TO THIS CERTIFICATE AND FCN HOLDING, INC. A COPY OF THE LETTER AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE ISSUER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE TO THE HOLDER HEREOF UPON SUCH HOLDER'S WRITTEN REQUEST.

     [DESCRIBE THE SHARES] REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO MATERIAL RESTRICTIONS ON TRANSFER, RIGHTS OF FIRST REFUSAL, OPTIONS TO PURCHASE AND IRREVOCABLE PROXIES, AMONG OTHER RESTRICTIONS, UNDER THAT CERTAIN AMENDMENT NO. 2 TO STRATEGIC STOCKHOLDERS AGREEMENT DATED AS OF SEPTEMBER 26, 1996, BY AND AMONG THE ISSUER, THE RECORD HOLDER OF THE SECURITIES SUBJECT TO THIS CERTIFICATE AND CERTAIN OTHER PERSONS. A COPY OF THE STRATEGIC STOCKHOLDERS AGREEMENT, TOGETHER WITH ALL AMENDMENTS THERETO AS SHALL THEN BE IN EFFECT, SHALL BE FURNISHED WITHOUT CHARGE BY THE ISSUER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE TO THE HOLDER HEREOF UPON SUCH HOLDER'S WRITTEN REQUEST.

     THIS CORPORATION IS A CLOSE CORPORATION. THE NUMBER OF HOLDERS OF RECORD OF ITS SHARES OF ALL CLASSES CANNOT EXCEED 30. ANY ATTEMPTED TRANSFER WHICH WOULD VIOLATE THIS REQUIREMENT IS VOID. REFER TO THE CERTIFICATE OF INCORPORATION, BYLAWS AND AGREEMENTS ON FILE WITH THE SECRETARY OF THE CORPORATION FOR FURTHER RESTRICTIONS.

     The Company covenants and agrees that it shall refuse to recognize any transfer of the Shares effected otherwise than in strict compliance with the provisions of this Agreement and the Strategic Stockholders Agreement.

     (r) Effective Date of Agreements.  While this Agreement and each of the
         ----------------------------
agreements which are exhibits hereto have been executed as of their dates, each of the agreements shall be deemed to be effective as of April 3, 1996, and the certificates representing the Allen Shares shall be dated as of April 3, 1996, the date upon which the parties reached agreement on all material terms hereof and thereof.

     (s)  Agreement of Shuman.  By execution of this Agreement, Shuman agrees to
          -------------------
be bound by each and every provision of this Agreement as if he had been named a party hereto, with each reference to "Allen" and the "Allen Shares" herein to include, with respect to the shares beneficially owned by Shuman, Shuman and such shares, respectively.

                                    * * * *

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding upon the Company and Allen.

                              Very truly yours,

                              FCN HOLDING, INC.



                              By: /s/ Larry Jacobson
                                  _________________________
                              Its:  EVP
                                   _________________________


The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.

ALLEN & COMPANY INCORPORATED



By:  /s/ Stanley S. Shuman
   _________________________
Its:  EVP
    _________________________



/s/ Stanley S. Shuman
------------------------------
Stanley S. Shuman

                                E X H I B I T S
                                - - - - - - - -


A.   Amendment No. 2 to Strategic Stockholders Agreement

B.   Amendment No. 1 to Registration Agreement

C.   Amendment No. 1 to Stock Ownership Agreement

D.   Side Letter

                             SIDE LETTER AGREEMENT

     This Side Letter (the "Letter Agreement") is made and entered into as of September 26, 1996, by and among Saban Entertainment, Inc., a Delaware close corporation ("SEI"), Haim Saban ("Saban"), each of the entities listed on Schedule "A" hereto (the "SEI Entities"), Fox Broadcasting Company, a Delaware corporation ("FBC"), FCN Holding, Inc., a Delaware corporation ("FCNH"), FCNH Sub, Inc., a Delaware close corporation ("FCNH Sub"), Fox Kids Worldwide, L.L.C. ("Fox Kids"), Allen & Company Incorporated, a New York corporation ("Allen") and Stanley S. Shuman ("Shuman").

                                R E C I T A L S
                                - - - - - - - -

     A. Pursuant to a letter agreement, dated as of September 26, 1996, but effective as of April 3, 1996 (the "Allen Agreement") by and among FCNH, Allen and Shuman, FCNH has, concurrently with the execution and delivery of this Amendment, issued and sold to Allen 16 16/99 shares (the "Allen Shares") of the Common Stock, without par value, of FCNH.

     B. The parties desire to execute and deliver this Letter Agreement among themselves in order to acknowledge and consent to the transfer of beneficial ownership of a portion of the Allen Shares to Shuman.

                               A G R E E M E N T
                               - - - - - - - - -

     NOW, THEREFORE, in consideration of the foregoing facts and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     1. Allen and Shuman agree that the transfer of a portion of the Allen Shares by Allen to Shuman is subject to the provisions of Section 2(c) of that certain Strategic Stockholders Agreement, dated as of December 22, 1995 (as amended by Amendment No. 1 dated as of February 26, 1996 and Amendment No. 2 to Strategic Stockholders Agreement dated as of this date) (together, the "Strategic Stockholders Agreement"), and each of the parties to this Letter Agreement (other than Shuman and Allen) hereby consents and agrees to the transfer by Allen to Shuman of some or all of the Allen Shares.

     2. The parties to this Letter Agreement acknowledge that a portion of the Allen Shares is beneficially owned by Shuman and that Allen holds such portion as nominee for and representative of Shuman, subject to the terms of the Allen Agreement, the other agreements and this Letter Agreement.

     3. Allen and Shuman each hereby agree to comply with all provisions of the Strategic Stockholders Agreement, including but not limited to, Section 2(c) thereof.

     4. Shuman hereby agrees to be bound by each of the Strategic Stockholders Agreement, the Registration Agreement dated as of December 22, 1995 (as amended by Amendment No. 1 to Registration Agreement dated as of this date) (together, the "Registration Agreement"), and the Stock Ownership Agreement dated as of December 22, 1995 (as amended by Amendment No. 1 to Stock Ownership Agreement) (together, the "Stock Ownership Agreement") as if he had been named as a party thereto, with each reference to "Allen" and the "Allen Shares" to apply, with respect to the shares beneficially owned by Shuman, to Shuman and such shares respectively, and each of such agreements is hereby amended to add that Shuman is entitled to the same rights and subject to the same terms and conditions provided to Allen under each of the Strategic Stockholders Agreement, Registration Agreement and Stock Ownership Agreement.

     5. While this Letter Agreement has been executed as of its date, it shall be deemed to be effective as of April 3, 1996.

     IN WITNESS WHEREOF, the parties have executed this Letter Agreement as of the day and year first above written.


FOX KIDS WORLDWIDE, L.L.C.


By:   /s/ Mel Woods
     ---------------------
                                        /s/ Haim Saban
                                        -------------------------
Its:                                    HAIM SABAN
     ---------------------

                                        SABAN ENTERTAINMENT, INC.


                                        By:   /s/ Mel Woods
                                              -------------------
                                        Its:
                                              -------------------


                                        QUARTZ ENTERPRISES, L.P.


                                        By:   /s/ Stan Golden
                                              -------------------
                                        Its:
                                              -------------------

                                        MERLOT INVESTMENTS


                                        By:  /s/ Bill Josey
                                             --------------------
                                        Its:
                                             --------------------


                                        SILVERLIGHT ENTERPRISES, L.P.


                                        By:  /s/ Mel Woods
                                             --------------------
                                        Its:
                                             --------------------


                                        CELIA ENTERPRISES, L.P.


                                        By:  /s/ Matthew Krane
                                             --------------------
                                        Its:
                                             --------------------

                                        FOX BROADCASTING COMPANY


                                        By:  /s/ Larry Jacobson
                                             --------------------
                                        Its:  EVP
                                             --------------------


                                        FCN HOLDING, INC.


                                        By:  /s/ Larry Jacobson
                                             --------------------
                                        Its:  EVP
                                             --------------------

                                        FCNH SUB, INC.


                                        By:  /s/ Larry Jacobson
                                             --------------------
                                        Its:  EVP
                                             --------------------

                                        ALLEN & COMPANY INCORPORATED


                                        By:  /s/ Stanley S. Shuman
                                             --------------------
                                        Its:  EVP
                                             --------------------

                                        /s/ Stanley S. Shuman
                                        -------------------------
                                        STANLEY S. SHUMAN